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                                 [COVER IMAGE]

                                      AIM
                              SMALL CAP GROWTH FUND

[AIM LOGO APPEARS HERE]           ANNUAL REPORT                DECEMBER 31, 1998


                 INVEST WITH DISCIPLINE--Registered Trademark--








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                                 [COVER IMAGE]

                     -------------------------------------

                   REALITY BY G.G. KOPILAK (1942-, AMERICAN)

                REALITY IS OFTEN NOT WHAT IS SEEN WITH THE EYES,

                  BUT RATHER WHAT IS PERCEIVED WITH THE SPIRIT.

                AIM SMALL CAP GROWTH FUND SEEKS TO OWN THE STOCKS

         OF SMALL COMPANIES THAT WE BELIEVE WILL FLOURISH IN THE MONTHS

                  AND YEARS AHEAD-- LIKE ROSES ABOUT TO BLOOM.

                     -------------------------------------


AIM Small Cap Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests in small companies with the potential for above-average earnings growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Growth Fund (formerly AIM Small Cap Equity Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's Advisor Class prospectus for more complete information.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
o    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Standard and Poor's Composite Index of 500 stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
            OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                      LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                           AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

    [PHOTO OF       As the fiscal year opened, markets were recovering from the
   Charles T.       concerns produced by financial crises in Asia during 1997,
     Bauer,         and this optimism early in 1998 led several market indexes
  Chairman of       to all-time highs in spring and early summer. However, the
  the Board of      year was to bring two particularly serious financial shocks,
    THE FUND        first the debt default by Russia, and later the gathering
  APPEARS HERE]     crisis in Brazil, which devalued its currency shortly after the fiscal year closed. The result was another year of significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                    Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets.
Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
                        Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
     In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
     We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
     We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman, A I M Advisors, Inc.


                     -------------------------------------

                     . . . WE ARE PLEASED TO NOTE THAT MOST

                     MUTUAL FUND SHAREHOLDERS REMAINED COOL

                       HEADED AND DID NOT PULL OUT OF THE

                              MARKETS DURING 1998.

                     -------------------------------------


                           AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND SHRUGS OFF MARKET WOES,
NOTCHES IMPRESSIVE GAIN

SMALL- AND MICRO-CAP STOCKS WERE IN A BEAR MARKET FOR MUCH OF THE YEAR. HOW DID AIM SMALL CAP GROWTH FUND PERFORM?
Despite a sharp sell-off in small- and micro-cap stocks from mid-April through early October, the Fund posted impressive gains for the fiscal year ended December 31, 1998. Total returns were 23.15% for Class A shares, 22.22% for Class B shares and 23.38% for Advisor Class shares. That far exceeded the -2.55% total return for the Russell 2000 Index and the -0.85% total return for the Lipper Small Cap Funds Index for the same period.
     Since our last report on June 30, 1998, the Fund's net assets grew from $35 million to $52 million.

WHAT WERE MARKET CONDITIONS LIKE IN 1998?
Early in the year, markets shook off initial concerns about the potential impact of the economic turmoil in Asia and soared to new heights in April. Although renewed fears about Asia's impact halted the rally, large-cap stocks rebounded and the Dow Jones Industrial Average (the Dow) set a record in July. The Dow then lost 16.82% of its value between July 17 and October 8. Severe economic problems in Russia and Latin America as well as Asia, combined with political controversy in the United States, prompted the sell-off.
     However, the market rebounded impressively in October. The Federal Reserve Board (the Fed) cut interest rates three times in the fall. These Fed moves, combined with encouraging economic indicators, sparked a strong rally in the stock market.

THE DOW ENDED THE YEAR UP 18.15%. HOW DID SMALL-CAP STOCKS FARE IN THIS ENVIRONMENT?
For much of the reporting period, small-cap stocks were in the grip of a severe bear market, generally defined as a drop in value of at least 20%. After hitting a record high on April 21, the Russell 2000 Index lost 36.49% of its value by October 8, when it sank to its lowest level in more than two years. In the unsettled market environment, investors favored more liquid assets such as large-cap stocks and U.S. Treasury bonds.
     During the last three months of the year, however, small-cap stocks rallied strongly, benefiting from the Fed's interest rate cuts. Investors also found small-cap stocks attractive because earnings growth projections for smaller companies remained in the double-digit range while the corresponding figures for larger companies were gravitating toward the single-digit level. Finally, small-cap stocks represented one of the best bargains in the equity market as their prices relative to large-cap stocks were at their lowest levels in decades.

HOW DID YOU REACT TO THE BEAR MARKET IN SMALL-CAP STOCKS?
The market downturn provided an excellent opportunity to purchase the stocks of attractive companies at low prices. In choosing stocks, we look at the underlying fundamentals of companies, not the overall market. We endeavor to own the stocks of the best small- and micro-cap companies because we are very optimistic about their long-term prospects.

WHY WAS THE FUND'S PERFORMANCE SO STRONG IN A "DOWN" YEAR FOR SMALL-CAP STOCKS? Our disciplined stock-selection process enabled us to pick equities that generally performed well despite a difficult market environment. The Fund also benefited from its heavy weighting in the high-flying technology sector and its emphasis on the stocks of companies expected to experience strong earnings growth.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?
Since our last report on June 30, 1998, we have increased the Fund's exposure to micro-cap stocks, which formed 37% of the portfolio at the end of the fiscal year. Small-cap stocks constituted 51% of the Fund's equity holdings while mid-cap stocks made up most of the remainder. We expect the Fund's holdings ultimately to be about equally divided between small- and micro-cap stocks. Micro caps are defined as the stocks of companies that comprise the bottom 20% in market capitalization while small caps comprise the next 30%, according to Ibbotson Associates.
     We also nearly doubled the Fund's weighting in technology stocks to 29% of the portfolio as of December 31. Consumer cyclical stocks and health-care

FUND VS. INDEXES
As of 12/31/98

================================================================================

                                   BAR CHART

  SMALL CAP          SMALL CAP        SMALL CAP     RUSSELL        LIPPER
   GROWTH             GROWTH           GROWTH         2000       SMALL CAP
   CLASS A           CLASS B           ADVISOR       INDEX         FUNDS
   SHARES             SHARES            CLASS                      INDEX
--------------------------------------------------------------------------------
   23.15%             22.22%           23.38%       -2.55%        -0.85%
================================================================================

          See important Fund and index disclosures inside front cover.

                           AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

=================================================================================================================
Top 10 Industries                                        Top 10 Equity Holdings
-----------------------------------------------------------------------------------------------------------------
1. Computers                            10.46%              1. Insight Enterprises, Inc.              2.26%
   (Software & Services)                                    2. Iron Mountain, Inc.                    1.67
2. Services                              7.04               3. Lason Holdings, Inc.                   1.51
   (Commercial & Consumer)                                  4. 99 Cents Only Stores                   1.46
3. Health Care (Drugs-Generic)           3.47               5. DM Management Co.                      1.42
4. Health Care                           3.23               6. Jones Pharma, Inc.                     1.31
   (Specialized Services)                                   7. Allied Waste Industries, Inc.          1.20
5. Communications Equipment              2.97               8. Barr Laboratories, Inc.                1.08
6. Services (Computer Systems)           2.74               9. Physician Reliance Network             0.96
7. Retail (Specialty)                    2.55               10. Reinsurance Group                     0.91
8. Waste Management                      2.43                   of America, Inc.
9. Electronic (Semicondutor)             2.37
10. Services                             2.27
    (Facilities & Environment)

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=================================================================================================================

stocks composed 27% and 12% of the Fund's holdings, respectively.

HOW DID TECHNOLOGY STOCKS PERFORM?
Despite volatility, technology stocks were the top-performing equity class for the year. Several factors drove tech stocks to new heights in 1998. Investors flocked to Internet-related companies as they considered the possibilities for explosive growth in the new medium. Technology companies also benefited from consumer demand for computers costing less than $1,000 and the need to upgrade computers to avoid complications associated with the Year 2000 problem.
     Our technology stocks included Insight Enterprises, the Fund's largest holding. A direct marketer, Insight Enterprises offers more than 50,000 computer hardware and software products. USWeb is a provider of Internet and intranet consulting development services while Infospace.com is a leading packager of content services for Internet providers.

WHERE WAS YOUR FOCUS IN THE CONSUMER-CYCLICAL SECTOR?
Our focus was on retail stocks. For most of the year, the nation's retailers benefited from healthy consumer spending, stemming from low unemployment and rising wages. However, sales dipped in the summer when foreign and domestic concerns caused stock markets to plummet, shaking consumer confidence. Sales revived around Thanksgiving, then declined in December when much of the United States experienced balmy weather, curtailing demand for cold-weather items. Still, holiday sales were robust, largely because of a growth in online and Internet sales.
     Retail stocks that performed well for the Fund included 99 Cents Only Stores, which has about 60 outlets in Southern California; Hollywood Entertainment, operator of more than 1,100 video rental stores in 42 states; and Blue Rhino, which is involved in the propane cylinder business.

WHAT ABOUT HEALTH-CARE STOCKS?
Within the health-care sector, the stocks of medical-supply and pharmaceutical companies soared while the stocks of health-care service providers languished. Pharmaceutical companies in particular enjoyed robust earnings as they continued to offer a wide range of new products that were enthusiastically received by a health-conscious population.
     The Fund's health-care holdings included Barr Laboratories, a manufacturer and marketer of generic drugs; and Jones Pharma, which manufactures and distributes specialty pharmaceutical products, including several thyroid disorder drugs.

WHAT IS YOUR OUTLOOK?
We expect the low-inflation, low-interest-rate environment that proved so favorable to certain segments of the stock market in l998 to persist in the months ahead. We also believe the economy will continue to grow, but at a slower pace. Profits are expected to decline for larger companies while remaining robust for small- and micro-cap companies. Moreover, small- and micro-cap stocks continue to be comparatively cheap in comparison to large-cap stocks. These factors could make small- and micro-cap stocks increasingly attractive to investors and thus prove beneficial to the Fund.
     Given the unsettling economic problems in Asia, Russia and Latin America, as well as political controversy in the United States, stock markets could remain volatile. In such an environment, investors would be well advised to focus on their long-term financial goals, rather than transitory market fluctuations.

          See important Fund and index disclosures inside front cover.

                           AIM SMALL CAP GROWTH

                      ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SMALL CAP GROWTH FUND VS. BENCHMARK INDEX

10/18/95-12/31/98

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98 including sales charges

CLASS A SHARES

Inception (10/18/95)                15.55%
  1 Year                            16.38*

CLASS B SHARES

Inception (10/18/95)                16.16%
  1 Year                            17.22**

ADVISOR CLASS SHARES

Inception (10/18/95)                17.98%
  1 Year  23.38

*23.15% excluding sales charges
**22.22% excluding CDSC
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--

    The performance of the various share classes will differ due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT THE SHORT-TERM PERFORMANCE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart above compares your Fund's Class A, Class B and Advisor Class shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 10/18/95-12/31/98. Index returns are from 10/31/95-12/31/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index. Market indexes are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                            AIM SMALL CAP GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

--------------------------------------------------------------------------------
                   AIM               AIM        RUSSELL 2000       AIM
                SMALL CAP         SMALL CAP     STOCK INDEX     SMALL CAP
               GROWTH FUND       GROWTH FUND                    GROWTH FUND
             CLASS A SHARES    CLASS B SHARES               ADVISOR CLASS SHARES
--------------------------------------------------------------------------------
                                In thousands

10/18/95        $ 9,446.00       $10,000.00      $10,000.00      $10,000.00
12/31/95          9,752.00        10,306.00       10,695.00       10,332.00
3/31/96          10,777.00        11,374.00       11,241.00       11,426.00
6/30/96          11,512.00        12,135.00       11,803.00       12,213.00
9/30/96          11,587.00        12,196.00       11,843.00       12,309.00
12/31/96         11,098.00        11,661.00       12,459.00       11,801.00
3/31/97           9,547.00        10,008.00       11,815.00       10,150.00
6/30/97          11,249.00        11,783.00       13,730.00       11,980.00
9/30/97          13,651.00        14,271.00       15,774.00       14,541.00
12/31/97         12,899.00        13,465.00       15,245.00       13,764.00
3/31/98          15,096.00        15,725.00       16,779.00       16,107.00
6/30/98          15,276.00        15,888.00       15,997.00       16,308.00
9/30/98          12,194.00        12,641.00       12,774.00       13,018.00
12/31/98         15,886.00        16,157.00       14,857.00       16,982.00
================================================================================

        PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

================================================================================

                           AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION



TAKE A CLOSER LOOK AT MARKET INDEXES

You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it? You need the facts, and fast. Market indexes are a good place to start. They can help you gauge how your investments are performing.
     "The market" actually is much broader than newspapers and television reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.
     If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index. An index measures the performance of a particular group of stocks. But keep in mind, there is rarely a perfect match between the stocks in a mutual fund and the stocks in an index.
     Indexes and funds have different purposes. Mutual funds select stocks based on their past performance or future potential. Indexes pick stocks based on their ability to act as reliable measuring tools. For example, index makers for the S&P 500 look for actively traded, widely owned stocks that reflect the active stock market.
     There are other important differences between a fund and an index. You cannot invest directly in an index. Because indexes are unmanaged, they incur no sales charges, expenses, or fees. Even if you bought all the securities making up an index, your transaction expenses would lower your investment returns.
     As you follow the various indexes, you'll notice that their tracks often diverge. When large-caps are up, small-caps or overseas stocks are down--and

                               THE USUAL INDEXES

THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: In its 102-year history, the Dow always has focused on the largest, most successful U.S. companies. The types of firms in the index have changed drastically over the years--from the cotton companies of the 19th century to the computer icons of the 20th. The 30 stocks now in the Dow include household names such as International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.
WHAT IT TELLS YOU: While stocks in the Dow make up about 20% of the value of all U.S. stocks, the index leaves out many sectors of the market. For most mutual fund investors, the Dow is an inadequate and often inappropriate measure of comparison. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

S&P 500

WHAT IT IS: The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is often used as a gauge of the whole market. But it measures only 500 stocks in the large-capitalization portion of the U.S. stock market. Included in the index are Apple Computer, Hilton Hotels, NIKE Inc., and Pennzoil Co.
WHAT IT TELLS YOU: The S&P 500 is useful for evaluating a fund that invests in large-capitalization U.S. stocks. It's a poor gauge for others funds, such as a small-cap aggressive growth fund.

Keep in mind that the S&P 500 is very concentrated. The top 50 companies represent about half the S&P 500's assets. For the past few years, the total return of the S&P 500 has been unusually high, but much of this performance can be attributed to just a few stocks in the index. Most mutual funds are more diversified than this index.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. Often associated with the over-the-counter market, the index also includes some exchange-listed stocks. More than 5,300 stocks are in the NASDAQ Composite Index.
WHAT IT TELLS YOU: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, the index is market-value weighted--each company's stock affects the index in proportion to that company's market value. Large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate it.
The NASDAQ is not a good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.



                           AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION



vice versa. The chart at the right shows calendar-year returns for two domestic and one foreign equity index for 12/31/88 through 12/31/98. The market segments often move out of synch, and performance leadership often rotates from one segment to another.
     By positioning your investments strategically in various market segments, you're less likely to miss out on the peaks, and you'll be more protected from the valleys. Remember, patience is the key. If you jump in and out of investments, you could miss out on some of the market's best moments. See your financial advisor to build a diversified portfolio suited to fluctuating markets.

                               DIVERGING INDEXES

Total Return per Calendar Year
1989-1998

--------------------------------------------------------------------------------
12/31/88             16.55%        25.02%      28.59%

12/31/89             31.64         16.26       10.80

12/31/90             -3.09         19.48       23.20

12/31/91             30.41         46.04       12.50

12/31/92              7.61         18.41       11.85

12/31/93             10.06         18.88       32.94

12/31/94              1.32         -1.82        8.06

12/31/95             37.54         28.45       11.55

12/31/96             22.95         16.49        6.36

12/31/97             33.35         22.36        2.06

12/31/98             27.10         -2.55       20.00
Past performance is no guarantee of future investment results.
================================================================================

*International investing presents risks not associated with investing solely in the United States. These include risks relating to fluctuation in the value of the U.S. dollar, custody arrangements made for a Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
================================================================================

                               A FEW MORE INDEXES


S&P 400

WHAT IT IS: The Standard & Poor's 400 Mid-Cap Index is a relatively new index that dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include CompuWare Corp., Starbucks Corp., and Office Depot. As of December 31, 1998 the median market capitalization in the S&P 400 was approximately $1.8 billion, but some stocks in the index have capitalizations as large as $5 billion or more.
WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.

RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index measures the performance of small-cap stocks. A total of 2,000 U.S. companies are represented in the index, including such well-known firms as Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. The index, which is cap-weighted, represents about 10% of the U.S. stock market. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.
WHAT IT TELLS YOU: The Russell 2000 Index is a very good indicator of small-cap stock performance. It is a true small-cap index with the market value of companies represented in this index ranging from less than $200 million to more than $1 billion. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.

EUROPE, AUSTRALASIA, AND THE
FAR EAST INDEX (EAFE--Registered Trademark--)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.
WHAT IT TELLS YOU: As international investing has grown, a need has arisen to measure global stock-market performance. The EAFE fulfills this need for developed markets in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets. MSCI also has developed indexes for specific countries and regions and for emerging markets. Since your fund's country allocation may be different from EAFE, you may need to look at a more specific index.

An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


                           AIM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1998

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-78.64%

AEROSPACE/DEFENSE-0.17%

Hawk Corp.(a)                             10,300   $    86,263
--------------------------------------------------------------

AIRLINES-0.14%

Mesaba Holdings, Inc.(a)                   3,500        72,188
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.74%

Tower Automotive, Inc.(a)                 15,600       389,025
--------------------------------------------------------------

BANKING (REGIONAL)-0.91%

Centennial Bancorp(a)                      6,500       121,875
--------------------------------------------------------------
Columbia Bancorp                          20,000       180,000
--------------------------------------------------------------
Fort Bend Holdings Corp.                   5,000       122,500
--------------------------------------------------------------
Silicon Valley Bancshares(a)               3,000        51,094
--------------------------------------------------------------
                                                       475,469
--------------------------------------------------------------

BIOTECHNOLOGY-0.86%

Curative Health Services, Inc.(a)          1,400        46,900
--------------------------------------------------------------
Scios, Inc.(a)                            38,900       403,582
--------------------------------------------------------------
                                                       450,482
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.55%

Cox Radio, Inc.-Class A(a)                 6,800       287,300
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.81%

Cambrex Corp.                              8,400       201,600
--------------------------------------------------------------
ChiRex, Inc.(a)                            6,000       128,250
--------------------------------------------------------------
OM Group, Inc.                             2,500        91,250
--------------------------------------------------------------
                                                       421,100
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.97%

Brightpoint, Inc.(a)                      20,000       275,000
--------------------------------------------------------------
Excel Switching Corp.(a)                   7,100       269,800
--------------------------------------------------------------
Periphonics Corp.(a)                      35,000       461,560
--------------------------------------------------------------
REMEC, Inc.(a)                            20,000       360,000
--------------------------------------------------------------
VideoServer, Inc.(a)                      10,000       183,750
--------------------------------------------------------------
                                                     1,550,110
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.39%

Visual Networks, Inc.(a)                   5,500       206,250
--------------------------------------------------------------
COMPUTERS (NETWORKING)-0.28%
ACT Networks, Inc.(a)                     12,000       147,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.44%

Actel Corp.(a)                            15,000       300,000
--------------------------------------------------------------
Cybex Computer Products Corp.(a)           3,600       105,750
--------------------------------------------------------------
QLogic Corp.(a)                            1,100       143,963
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
COMPUTERS (PERIPHERALS)-(CONTINUED)

Xircom, Inc.(a)                            6,000   $   204,000
--------------------------------------------------------------
                                                       753,713
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-10.46%

AnswerThink Consulting Group,
  Inc.(a)                                 12,600       338,625
--------------------------------------------------------------
Best Software, Inc.(a)                     4,000        95,000
--------------------------------------------------------------
Computer Management Sciences,
  Inc.(a)                                 19,100       331,863
--------------------------------------------------------------
Concord Communications, Inc.(a)            8,200       465,350
--------------------------------------------------------------
Documentum, Inc.(a)                        2,900       154,969
--------------------------------------------------------------
Engineering Animation, Inc.(a)             3,700       199,800
--------------------------------------------------------------
Entrust Technologies, Inc.                12,900       307,988
--------------------------------------------------------------
InfoSpace.com, Inc.(a)                    10,000       381,250
--------------------------------------------------------------
Internet America, Inc.(a)                  6,000       174,000
--------------------------------------------------------------
ISS Group, Inc.(a)                         3,000       165,000
--------------------------------------------------------------
Macromedia, Inc.(a)                       10,000       336,875
--------------------------------------------------------------
MAPICS, Inc.(a)                           19,300       318,450
--------------------------------------------------------------
Metro Information Services, Inc.(a)       12,400       372,000
--------------------------------------------------------------
MindSpring Enterprises, Inc.(a)            2,000       122,125
--------------------------------------------------------------
Pervasive Software, Inc.(a)               10,000       192,500
--------------------------------------------------------------
QuadraMed Corp.(a)                         5,000       102,500
--------------------------------------------------------------
ScanSource, Inc.(a)                       11,000       236,500
--------------------------------------------------------------
Software AG Systems, Inc.(a)              20,000       362,500
--------------------------------------------------------------
Spyglass, Inc.(a)                         12,000       264,000
--------------------------------------------------------------
Stac Software, Inc.(a)                    20,000        27,500
--------------------------------------------------------------
USWeb Corp.(a)                            14,000       369,250
--------------------------------------------------------------
Wiztec Solutions Ltd.(a)                  10,000       144,375
--------------------------------------------------------------
                                                     5,462,420
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES AND GIFTS)-0.80%

Department 56, Inc.(a)                     3,200       120,200
--------------------------------------------------------------
Fossil, Inc.(a)                            7,000       201,250
--------------------------------------------------------------
Media Arts Group, Inc.(a)                  7,000        98,438
--------------------------------------------------------------
                                                       419,888
--------------------------------------------------------------

CONSUMER FINANCE-0.42%

AmeriCredit Corp.(a)                      15,800       218,238
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.89%

AFC Cable Systems, Inc.(a)                 5,000       168,125
--------------------------------------------------------------
General Cable Corp.                       15,200       311,600
--------------------------------------------------------------
Hadco Corp.(a)                             1,700        59,500
--------------------------------------------------------------
Hypercom Corp.(a)                         12,500       123,438
--------------------------------------------------------------
Optimal Robotics Corp.(a)                 10,000       140,000
--------------------------------------------------------------
Sawtek Inc.(a)                             4,900        85,750
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

SLI, Inc.(a)                               3,500   $    97,125
--------------------------------------------------------------
                                                       985,538
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.36%

Apex PC Solutions, Inc.(a)                 5,000       144,375
--------------------------------------------------------------
Applied Micro Circuits Corp.(a)            3,100       105,303
--------------------------------------------------------------
Hi/Fn, Inc.(a)                             5,069       119,757
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                  7,000       324,625
--------------------------------------------------------------
Sipex Corp.(a)                             8,000       281,000
--------------------------------------------------------------
TranSwitch Corp.(a)                        6,700       260,881
--------------------------------------------------------------
                                                     1,235,941
--------------------------------------------------------------

ENTERTAINMENT-0.26%

SFX Entertainment, Inc.-Class A(a)         2,500       137,188
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.51%

Asyst Technologies, Inc.(a)                7,500       152,813
--------------------------------------------------------------
Etec Systems, Inc.(a)                      2,900       116,000
--------------------------------------------------------------
                                                       268,813
--------------------------------------------------------------

FOODS-1.47%

Ben & Jerry's Homemade, Inc.-Class
  A(a)                                    13,000       290,875
--------------------------------------------------------------
Fresh Del Monte Produce Inc.(a)            3,000        65,063
--------------------------------------------------------------
Hain Food Group, Inc. (The)(a)             6,200       155,000
--------------------------------------------------------------
Horizon Organic Holding Corp.(a)           4,000        62,000
--------------------------------------------------------------
United Natural Foods, Inc.(a)              8,000       193,000
--------------------------------------------------------------
                                                       765,938
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC AND OTHER)-3.47%

Anesta Corp.(a)                            5,000       133,125
--------------------------------------------------------------
Barr Laboratories, Inc.(a)                11,800       566,400
--------------------------------------------------------------
Jones Pharma, Inc.                        18,800       686,200
--------------------------------------------------------------
Medicis Pharmaceutical-Class A(a)          3,000       178,875
--------------------------------------------------------------
Parexel International Corp.(a)            10,000       250,000
--------------------------------------------------------------
                                                     1,814,600
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.13%

New American Healthcare Corp.(a)           6,300        70,481
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.92%

Colorado MEDtech, Inc.(a)                 25,000       331,250
--------------------------------------------------------------
Hologic, Inc.(a)                           8,000        97,000
--------------------------------------------------------------
Osteotech, Inc.(a)                         5,000       232,500
--------------------------------------------------------------
PSS World Medical, Inc.(a)                11,700       269,100
--------------------------------------------------------------
Xomed Surgical Products, Inc.(a)           2,250        72,000
--------------------------------------------------------------
                                                     1,001,850
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-3.23%

Hooper Holmes, Inc.                       12,200       353,800
--------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                 16,000       311,000
--------------------------------------------------------------
Physician Reliance Network, Inc.(a)       38,300       502,688
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Superior Consultant Holdings
  Corp.(a)                                 5,000   $   217,500
--------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)        10,300       304,493
--------------------------------------------------------------
                                                     1,689,481
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.36%

Healthcare Recoveries, Inc.(a)            14,000       238,000
--------------------------------------------------------------
Reinsurance Group of America, Inc.         7,800       473,850
--------------------------------------------------------------
                                                       711,850
--------------------------------------------------------------

INSURANCE (PROPERTY &
  CASUALTY)-0.52%

FPIC Insurance Group, Inc.                 3,000       142,500
--------------------------------------------------------------
Medical Assurance, Inc.                    3,850       127,291
--------------------------------------------------------------
                                                       269,791
--------------------------------------------------------------

INSURANCE BROKERS-0.39%

Clark/Bardes Holdings, Inc.(a)            12,200       205,875
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.85%

Knight/Trimark Group, Inc.-Class
  A(a)                                    18,600       445,238
--------------------------------------------------------------

IRON & STEEL-0.44%

Gibraltar Steel Corp.(a)                  10,000       227,500
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.94%

Acclaim Entertainment, Inc.(a)            20,000       245,000
--------------------------------------------------------------
JAKKS Pacific, Inc.(a)                     7,500        80,625
--------------------------------------------------------------
Noodle Kidoodle, Inc.(a)                  20,000       190,000
--------------------------------------------------------------
THQ, Inc.(a)                               9,000       252,000
--------------------------------------------------------------
Zomax Optical Media, Inc.(a)              15,000       243,750
--------------------------------------------------------------
                                                     1,011,375
--------------------------------------------------------------

LODGING (HOTELS)-0.63%

ExecuStay Corp.(a)                        25,400       330,200
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.12%

Gradall Industries, Inc.(a)                4,400        63,250
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.39%

Matthews International Corp.-Class A       2,300        72,450
--------------------------------------------------------------
Spartech Corp.                             6,000       132,000
--------------------------------------------------------------
                                                       204,450
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.01%

CompX International, Inc.(a)               6,800       179,350
--------------------------------------------------------------
Knoll, Inc.(a)                            11,700       346,613
--------------------------------------------------------------
                                                       525,963
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.32%

Cal Dive International, Inc.(a)            3,500        72,625
--------------------------------------------------------------
Gulfmark Offshore Inc.(a)                  6,000        94,500
--------------------------------------------------------------
                                                       167,125
--------------------------------------------------------------

OIL & GAS (EXPLORATION AND PRODUCTION)-0.66%

Cabot Oil & Gas Corp.-Class A              4,000        60,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
OIL & GAS (EXPLORATION AND
  PRODUCTION)-(CONTINUED)

Evergreen Resources, Inc.(a)               5,900   $   104,725
--------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.(a)         2,000        28,500
--------------------------------------------------------------
Newfield Exploration Co.(a)                5,700       118,988
--------------------------------------------------------------
Seagull Energy Corp.(a)                    5,000        31,563
--------------------------------------------------------------
                                                       343,776
--------------------------------------------------------------

PERSONAL CARE-0.70%

D & K Healthcare Resources, Inc.(a)        5,000       136,250
--------------------------------------------------------------
Steiner Leisure Ltd.(a)                    4,300       137,600
--------------------------------------------------------------
Twinlab Corp.(a)                           7,000        91,875
--------------------------------------------------------------
                                                       365,725
--------------------------------------------------------------

PUBLISHING-0.62%

Information Holdings, Inc.(a)             20,500       322,875
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.35%

Correctional Properties Trust             10,000       180,621
--------------------------------------------------------------

RESTAURANTS-1.15%

P.F. Chang's China Bistro, Inc.(a)        10,000       227,500
--------------------------------------------------------------
PJ America, Inc.(a)                       12,000       217,500
--------------------------------------------------------------
Taco Cabana-Class A(a)                    20,000       155,000
--------------------------------------------------------------
                                                       600,000
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.55%

Tweeter Home Entertainment Group,
  Inc.(a)                                 10,000       287,500
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.46%

99 Cents Only Stores(a)                   15,500       761,438
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.49%

Duane Reade, Inc.(a)                       6,700       257,950
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.30%

Wild Oats Markets Inc.(a)                  5,000       157,500
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-1.74%

DM Management Co.(a)                      38,950       740,050
--------------------------------------------------------------
Micro Warehouse, Inc.(a)                   5,000       169,063
--------------------------------------------------------------
                                                       909,113
--------------------------------------------------------------

RETAIL (SPECIALTY)-2.55%

Blue Rhino Corp.(a)                       13,000       289,250
--------------------------------------------------------------
CSK Auto Corp.(a)                          3,300        88,069
--------------------------------------------------------------
Hollywood Entertainment Corp.(a)          10,000       272,500
--------------------------------------------------------------
Renters Choice, Inc.(a)                    8,000       254,000
--------------------------------------------------------------
Rent-Way, Inc.(a)                          8,000       194,500
--------------------------------------------------------------
School Specialty, Inc.                     6,000       126,000
--------------------------------------------------------------
UBid, Inc.(a)                              1,000       106,626
--------------------------------------------------------------
                                                     1,330,945
--------------------------------------------------------------

RETAIL (SPECIALTY APPAREL)-1.59%

Buckle, Inc. (The)(a)                      5,200       124,800
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
RETAIL (SPECIALTY APPAREL)-(CONTINUED)

Chico's Fas, Inc.(a)                      10,000   $   233,750
--------------------------------------------------------------
Children's Place Retail Stores, Inc.
  (The)(a)                                14,000       351,750
--------------------------------------------------------------
Goody's Family Clothing, Inc.(a)          11,900       119,372
--------------------------------------------------------------
                                                       829,672
--------------------------------------------------------------

SAVINGS & LOAN COMPANY-0.66%

TeleBanc Financial Corp.(a)               10,100       343,400
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.08%

Abacus Direct Corp.(a)                     2,000        91,000
--------------------------------------------------------------
Hagler Bailly, Inc.(a)                     5,000       100,000
--------------------------------------------------------------
HA-LO Industries, Inc.(a)                  3,000       112,875
--------------------------------------------------------------
Healthworld Corp.(a)                      10,000       103,750
--------------------------------------------------------------
Lamar Advertising Co.(a)                   8,600       320,350
--------------------------------------------------------------
Metris Companies Inc.                      4,000       201,250
--------------------------------------------------------------
Professional Detailing, Inc.(a)            5,500       155,375
--------------------------------------------------------------
                                                     1,084,600
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-7.04%

American Dental Partners, Inc.(a)         20,900       241,656
--------------------------------------------------------------
Bright Horizons Family Solutions,
  Inc.(a)                                 10,000       270,000
--------------------------------------------------------------
Championship Auto Racing Teams,
  Inc.(a)                                 14,300       423,638
--------------------------------------------------------------
Comfort Systems USA, Inc.(a)              22,600       403,975
--------------------------------------------------------------
Iron Mountain, Inc.(a)                    24,150       870,909
--------------------------------------------------------------
ITT Educational Services, Inc.(a)         10,200       346,800
--------------------------------------------------------------
LaSalle Partners, Inc.(a)                  5,000       147,188
--------------------------------------------------------------
Metzler Group, Inc.(a)                     6,600       321,338
--------------------------------------------------------------
Strayer Education, Inc.                    6,000       211,500
--------------------------------------------------------------
United Road Services, Inc.(a)             23,900       439,163
--------------------------------------------------------------
                                                     3,676,167
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.74%

Analysts International Corp.               7,300       140,525
--------------------------------------------------------------
Cotelligent Group, Inc.(a)                 5,000       106,563
--------------------------------------------------------------
Insight Enterprises, Inc.(a)              23,250     1,182,844
--------------------------------------------------------------
                                                     1,429,932
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.02%

Lason Holdings, Inc.(a)                   13,600       791,350
--------------------------------------------------------------
Mecon, Inc.(a)                            25,000       262,500
--------------------------------------------------------------
                                                     1,053,850
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.40%

Data Processing Resources Corp.(a)        12,200       356,850
--------------------------------------------------------------
Personnel Group of America, Inc.(a)       21,400       374,500
--------------------------------------------------------------
                                                       731,350
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-2.27%

Casella Waste Systems, Inc.(a)            10,000       371,250
--------------------------------------------------------------
Cornell Corrections, Inc.(a)              11,100       210,900
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SERVICES (FACILITIES &
  ENVIRONMENTAL)-(CONTINUED)

GP Strategies Corp.(a)                    10,000   $   150,000
--------------------------------------------------------------
Tetra Tech, Inc.(a)                       10,000       270,625
--------------------------------------------------------------
Waste Connections, Inc.(a)                10,000       183,750
--------------------------------------------------------------
                                                     1,186,525
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.76%

Boston Communications Group, Inc.(a)      10,000       130,000
--------------------------------------------------------------
Metro One Telecommunications,
  Inc.(a)                                 20,000       265,000
--------------------------------------------------------------
                                                       395,000
--------------------------------------------------------------

TEXTILES (APPAREL)-0.29%

Quicksilver, Inc.(a)                       5,000       150,000
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.49%

Happy Kids, Inc.(a)                       20,000       255,000
--------------------------------------------------------------

TRUCKERS-0.15%

Hub Group, Inc.(a)                         4,000        77,500
--------------------------------------------------------------

WASTE MANAGEMENT-2.43%

Allied Waste Industries, Inc.(a)          26,565       627,598
--------------------------------------------------------------
Eastern Environmental Services,
  Inc.(a)                                 14,400       426,600
--------------------------------------------------------------
KTI, Inc.(a)                              10,000       216,250
--------------------------------------------------------------
                                                     1,270,448
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $31,794,190)                            41,072,780
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.49%

BERMUDA-0.67%

Annuity and Life Re, Ltd.
  (Insurance-Life)                        13,000       351,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
CANADA-0.36%

Architel Systems Corp. (Electrical
  Equipment)(a)                           15,000   $   189,375
--------------------------------------------------------------

FRANCE-0.72%

Business Objects S.A.-ADR(a)              11,500       373,750
--------------------------------------------------------------

ISRAEL-0.34%

Fundtech Ltd.
  (Computers-Software)(a)                  8,525       175,828
--------------------------------------------------------------

NETHERLANDS-0.24%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)             6,700       128,137
--------------------------------------------------------------

UNITED KINGDOM-0.16%

ICON, PLC-ADR (Biotechnology)(a)           2,500        83,750
--------------------------------------------------------------
    Total Foreign Stocks and Other
      Equity Interests (Cost
      $946,565)                                      1,301,840
--------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT
U.S. TREASURY SECURITIES-3.80%
U.S. TREASURY BILLS-3.80%(b)(c)
4.44%, 03/25/99 (Cost $1,984,429)     $2,005,000   $ 1,984,429
--------------------------------------------------------------

REPURCHASE AGREEMENT-10.74%(d)
SBC Warburg Dillon Read Inc., 4.75%,
  01/04/99(e) (Cost $5,607,969)        5,607,969     5,607,969
--------------------------------------------------------------
TOTAL INVESTMENTS-95.67%                            49,967,018
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.33%                  2,263,845
--------------------------------------------------------------
NET ASSETS-100.00%                                 $52,230,863
==============================================================

Notes to Schedule of Investments

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 5.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% with a market value at 12/31/98 of $1,020,001,079.

Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $34,735,184)                                $44,359,049
---------------------------------------------------------
Repurchase agreement (cost $5,607,969)          5,607,969
---------------------------------------------------------
Receivables for:
  Investments sold                                445,267
---------------------------------------------------------
  Fund shares sold                              2,665,706
---------------------------------------------------------
  Dividends and interest                            1,724
---------------------------------------------------------
Variation margin                                   38,750
---------------------------------------------------------
Other assets                                       50,560
---------------------------------------------------------
    Total assets                               53,169,025
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           327,944
---------------------------------------------------------
  Fund shares reacquired                          501,597
---------------------------------------------------------
Accrued investment management &
  administration fees                              17,798
---------------------------------------------------------
Accrued accounting fees                               790
---------------------------------------------------------
Accrued distribution fees                          30,568
---------------------------------------------------------
Accrued trustees' fees                             10,919
---------------------------------------------------------
Accrued transfer agent fees                         8,700
---------------------------------------------------------
Accrued operating expenses                         39,846
---------------------------------------------------------
    Total liabilities                             938,162
---------------------------------------------------------
Net assets applicable to shares outstanding   $52,230,863
---------------------------------------------------------

NET ASSETS:

Class A                                       $24,737,557
=========================================================
Class B                                       $26,447,897
=========================================================
Advisor Class                                 $ 1,045,409
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         1,452,229
=========================================================
Class B                                         1,589,687
=========================================================
Advisor Class                                      60,748
=========================================================
Class A:
  Net asset value and redemption price per
    share                                     $     17.03
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.03
     divided by 94.50%)                       $     18.02
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     16.64
=========================================================
Advisor Class:
  Net asset value and offering price per
    share                                     $     17.21
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Dividends                                     $    42,607
---------------------------------------------------------
Interest                                           94,407
---------------------------------------------------------
Security lending income                            17,459
---------------------------------------------------------
    Total investment income                       154,473
---------------------------------------------------------
EXPENSES:
Investment management & administration fees       243,996
---------------------------------------------------------
Accounting fees                                     6,564
---------------------------------------------------------
Custodian fees                                     31,093
---------------------------------------------------------
Trustees' fees                                     20,474
---------------------------------------------------------
Distribution fees -- Class A                       44,266
---------------------------------------------------------
Distribution fees -- Class B                      192,719
---------------------------------------------------------
Transfer agent fees -- Class A                     41,468
---------------------------------------------------------
Transfer agent fees -- Class B                     63,188
---------------------------------------------------------
Transfer agent fees -- Advisor Class                5,847
---------------------------------------------------------
Printing                                           95,135
---------------------------------------------------------
Professional fees                                  54,802
---------------------------------------------------------
Other                                              59,001
---------------------------------------------------------
    Total expenses                                858,553
---------------------------------------------------------
Less: expense reimbursements/reductions          (148,727)
---------------------------------------------------------
     Net expenses                                 709,826
---------------------------------------------------------
Net investment income (loss)                     (555,353)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         1,040,498
---------------------------------------------------------
  Futures contracts                               (52,075)
---------------------------------------------------------
                                                  988,423
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                         8,737,666
---------------------------------------------------------
  Futures contracts                               153,000
---------------------------------------------------------
                                                8,890,666
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and futures
       contracts                                9,879,089
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $ 9,323,736
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998           1997
                                                                -----------    -----------

OPERATIONS:

  Net investment income (loss)                                  $  (555,353)   $  (449,560)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                       988,423      2,524,251
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                             8,890,666      1,674,235
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          9,323,736      3,748,926
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                          (576,954)      (213,287)
------------------------------------------------------------------------------------------
  Class B                                                          (733,412)      (410,555)
------------------------------------------------------------------------------------------
  Advisor Class                                                     (30,675)       (32,021)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         9,846,073        990,794
------------------------------------------------------------------------------------------
  Class B                                                         1,291,586      8,950,465
------------------------------------------------------------------------------------------
  Advisor Class                                                    (600,234)     1,099,105
------------------------------------------------------------------------------------------
    Net increase in net assets                                   18,520,120     14,133,427
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            33,710,743     19,577,316
------------------------------------------------------------------------------------------
  End of period                                                 $52,230,863    $33,710,743
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $42,095,396    $31,557,971
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                             --             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and futures contracts                                           348,602      1,256,573
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             9,786,865        896,199
------------------------------------------------------------------------------------------
                                                                $52,230,863    $33,710,743
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund, formerly AIM Small Cap Equity Fund, (the "Fund"), is a separate series of AIM Growth Series (the "Trust"). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has six diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.
  The Fund invests substantially all of its investable assets in the Small Cap Portfolio ("the Portfolio"). The Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a diversified, open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and the Portfolio. At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or INVESCO (NY), Inc., which has a nominal ($100) investment in the Portfolio.
  The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and Portfolio in the preparation of the financial statements.
A. Portfolio Valuation -- The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.
     Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.
     Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.
     Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.
B. Repurchase Agreements -- With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.
C. Option Accounting Principles -- When the Portfolio writes a call or put option, an amount equal to the premium received is included in Fund's consolidated "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option is the mean between the last bid and asked prices. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security, and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in interest rates.
     The premium paid by the Portfolio for the purchase of a call or put option is included in Fund's consolidated "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.
E. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the basis of specific identification of the Securities sold. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.
     On December 31, 1998, undistributed net investment income was increased and undistributed net realized gains was decreased by $555,353 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
F. Portfolio Securities Loaned -- At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Portfolio:

       DECEMBER 31, 1998           PERIOD ENDED
  ----------------------------   DECEMBER 31, 1998
  AGGREGATE VALUE      CASH      -----------------
     ON LOANS       COLLATERAL     FEES RECEIVED
  ---------------   ----------   -----------------
    $5,453,825      $5,571,152        $17,459

     Cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.
G. Deferred Organizational Expenses -- Expenses incurred by the AIM Small Cap Growth Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for the Fund and $25,000 for the Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.
H. Taxes -- It is the policy of the Fund and the Portfolio to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.
I. Distributions to Shareholders -- Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.
J. Restricted Securities -- The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
K. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
L. Line of Credit -- The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.
     For the year ended December 31, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $591,476 with a weighted average interest rate of 5.87%. Interest expense for the Fund for the year ended December 31, 1998 was $3,706, and is included in "Other Expenses" on the Statement of Operations.

NOTE 2-RELATED PARTIES

A I M Advisors, Inc. (the "Manager") is the Fund's and the Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the administrator of the Fund and the investment manager and administrator of the Portfolio. Also, on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust, and the Portfolio was reorganized from a New York trust into a Delaware business trust. Finally, on September 4, 1998, A I M Fund Services, Inc. ("AFS"), a wholly-owned subsidiary of the Manager, became the transfer agent of the Fund.
  The Fund pays the Manager administration fees at the annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $500 million; 0.425% on the next $500 million; and 0.40% on amounts thereafter. These fees are computed daily and paid monthly.
  AIM Distributors, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of Chancellor LGT, served as the Funds' distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.
  Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained the following sales charges: $12,218 and $6,814, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.
  Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of: $244 and $16,156, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.
  For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Old Class A Plan") and Class B shares ("Old Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Old Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Old Class A Plan would have been incurred within one year of such reimbursement.
  For the period ended May 29, 1998, pursuant to the Old Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Old Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.
  Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares.
  Pursuant to the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
  The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.
  The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.
  Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 for each shareholder account that is open during any calendar month (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any calendar month fees are billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.
  For the period January 1, 1998 to September 4, 1998, GT Global Investor Services, Inc., an affiliate of Chancellor LGT, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
  The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets of such investment companies, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
  The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee. The Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or AFS $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.
   At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or INVESCO (NY), Inc.

NOTE 3-PURCHASES AND SALES OF SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 1998 was $61,020,877 and $61,119,926, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $10,571,589
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                           (967,318)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $ 9,604,271
===============================================================

  Cost of investments for tax purposes is $34,754,778.

NOTE 4-SHARE INFORMATION

Changes in the Fund's shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                 1998                        1997
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold:
  Class A               2,808,949   $ 42,444,424    2,067,494   $ 28,341,345
----------------------------------------------------------------------------
  Class B               1,807,272     26,359,785    2,192,656     29,216,057
----------------------------------------------------------------------------
  Advisor Class            63,569        992,118      156,123      2,292,127
----------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  35,278        549,813       14,194        195,720
----------------------------------------------------------------------------
  Class B                  45,364        690,497       26,438        359,234
----------------------------------------------------------------------------
  Advisor Class             1,482         23,320          507          7,039
----------------------------------------------------------------------------
Reacquired:
  Class A              (2,155,365)   (33,148,164)  (1,992,960)   (27,546,271)
----------------------------------------------------------------------------
  Class B              (1,772,161)   (25,758,696)  (1,570,899)   (20,624,826)
----------------------------------------------------------------------------
  Advisor Class          (114,990)    (1,615,672)     (80,540)    (1,200,061)
----------------------------------------------------------------------------
                          719,398   $ 10,537,425      813,013   $ 11,040,364
============================================================================

NOTE 5-FUTURES CONTRACTS

  On December 31, 1998, $100,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open contracts were as follows:

                             NO. OF       MONTH/
         CONTRACT           CONTRACTS   COMMITMENT    APPRECIATION
         --------           ---------   ----------   --------------
Russell 2000 Index             10        March 99       $153,000

NOTE 6-EXPENSE REDUCTIONS

The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended December 31, 1998, the expenses of the Portfolio were reduced by $1,695 under these arrangements.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B, and Advisor Class outstanding during each of the years in the three-year period ended December 31, 1998 and the period October 18, 1995 (date operations commenced) through December 31, 1995;

                                                                                  CLASS A
                                                               -------------------------------------------
                                                               1998(a)        1997        1996       1995
                                                               -------       -------     ------     ------
Net asset value, beginning of period                           $ 14.27       $ 12.52     $11.80     $11.43
------------------------------------------------------------   -------       -------     ------     ------
Income from investment operations:
  Net investment income(b)                                       (0.19)(c)     (0.18)(c)  (0.05)(c)   0.04(c)
------------------------------------------------------------   -------       -------     ------     ------
  Net gains on securities (both realized and unrealized)          3.45          2.20       1.69       0.33
------------------------------------------------------------   -------       -------     ------     ------
    Total from investment operations                              3.26(b)       2.02      1.64        0.37
------------------------------------------------------------   -------       -------     ------     ------
Less distributions:
------------------------------------------------------------   -------       -------     ------     ------
  Distributions from net realized gains                          (0.50)        (0.27)     (0.92)        --
------------------------------------------------------------   -------       -------     ------     ------
    Total distributions                                          (0.50)        (0.27)     (0.92)        --
------------------------------------------------------------   -------       -------     ------     ------
Net asset value, end of period                                 $ 17.03       $ 14.27     $12.52     $11.80
============================================================   =======       =======     ======     ======
Total Return(d)                                                  23.15%        16.23%     13.81%      3.24%
============================================================   =======       =======     ======     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $24,737       $10,896     $8,448     $1,931
============================================================   =======       =======     ======     ======
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement                    1.75%(e)      1.92%      2.00%      2.00%(f)
============================================================   =======       =======     ======     ======
  Without expense reductions and/or reimbursement                 2.19%(e)      2.52%      3.09%     24.20%(f)
============================================================   =======       =======     ======     ======
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement                   (1.29)%(e)    (1.40)%    (0.38)%     1.68%(f)
============================================================   =======       =======     ======     ======
  Without expense reductions and/or reimbursement                (1.73)%(e)    (2.00)%  (1.47)%     (20.52)%(f)
============================================================   =======       =======     ======     ======
Ratio of interest expense to average net assets(g)                0.01%           --         --         --
============================================================   =======       =======     ======     ======
Portfolio turnover rate(g)                                         190%          233%       150%        --
============================================================   =======       =======     ======     ======

(a) The Fund charged Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.24), $(0.25), $(0.19), and $(0.47) for 1998-1995, respectively.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $12,647,418.
(f) Annualized
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                                                               CLASS B                                ADVISOR CLASS
                                               ---------------------------------------    -------------------------------------
                                               1998(a)        1997      1996     1995     1998(a)      1997     1996     1995
                                               -------      -------   -------   ------    ------      ------   ------   -------
Net asset value, beginning of period           $ 14.06      $ 12.42   $ 11.78   $11.43    $14.39      $12.58   $11.81   $ 11.43
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
Income from investment operations:
  Net investment income(b)                       (0.29)(c)    (0.26)(c) (0.14)(c) 0.02(c)  (0.14)(c)   (0.14)(c)   --      0.05(c)
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
  Net gains on securities (both
    realized and unrealized)                      3.37         2.17      1.70     0.33      3.46        2.22     1.69      0.33
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
    Total from investment
      operations                                  3.08         1.91      1.56     0.35      3.32        2.08     1.69      0.38
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
Less distributions:
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
  Distributions from net
   realized gains                                (0.50)       (0.27)    (0.92)      --     (0.50)      (0.27)   (0.92)       --
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
    Total distributions                          (0.50)       (0.27)    (0.92)      --     (0.50)      (0.27)   (0.92)       --
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
Net asset value, end of period                 $ 16.64      $ 14.06   $ 12.42   $11.78    $17.21      $14.39   $12.58   $ 11.81
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Total Return(d)                                  22.22%       15.47%    13.14%    3.06%    23.38%      16.63%   14.22%     3.32%
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $26,448      $21,222   $10,694   $2,024    $1,045      $1,592   $  435   $    52
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratio of expenses to average net assets:
  With expense reductions
    and/or reimbursement                          2.40%(e)     2.57%     2.65%    2.65%(f)  1.40%(e)    1.57%    1.65%     1.65%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
  Without expense reductions
    and/or reimbursement                          2.85%(e)     3.17%     3.74%   24.85%(f)  1.84%(e)    2.17%    2.74%    23.85%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratio of net investment income to
  average net assets:
  With expense reductions
    and/or reimbursement                         (1.95)%(e)   (2.05)%   (1.03)%   1.03%(f) (0.94)%(e)  (1.05)%  (0.03)%    2.03%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
  Without expense reductions
    and/or reimbursement                         (2.39)%(e)   (2.65)%   (2.12)%     --(f)  (1.38)%(e)  (1.65)%  (1.12)%  (20.17)%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratio of interest expense
    to average net assets(g)                      0.01%          --        --       --      0.01%         --       --        --
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Portfolio turnover rate(g)                         190%         233%      150%      --       190%        233%     150%       --%
===========================================    =======      =======   =======   ======    ======      ======   ======   =======

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.35), $(0.33), $(0.28), and $(0.49) for 1998-1995, respectively for Class
    B, $(0.20), $(0.21), $(0.14), and $(0.46) for 1998-1995, respectively for
    Advisor Class.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $19,271,876 for Class B and $1,783,361 for Advisor Class.
(f) Annualized
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Small Cap Growth Portfolio as a whole without distinguishing between the classes of shares issued.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Small Cap Growth Fund (formerly AIM Small Cap Equity Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 1999

PROXY RESULTS (UNAUDITED)

The Special Meeting of Shareholders of G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
     J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4)  To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To approve the conversion of the portfolios in which certain Funds invest in Delaware business trusts.

(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          VOTES       WITHHELD/
          TRUSTEE/MATTER                                                  VOTES FOR      AGAINST     ABSTENTIONS
          --------------                                                  ----------    ---------    -----------
(1)       C. Derek Anderson...........................................    71,221,289          N/A     5,894,682
          Frank S. Bayley.............................................    71,241,614          N/A     5,874,357
          William J. Guilfoyle........................................    71,251,357          N/A     5,864,614
          Arthur C. Patterson.........................................    71,255,705          N/A     5,860,266
          Ruth H. Quigley.............................................    71,264,495          N/A     5,851,476
(2)(a)    Approval of investment management and administration
            contract..................................................       873,646       17,272       316,814*
(2)(b)    Approval of sub-advisory and sub-administration contract....       858,639       22,465       326,628*
(3)       Approval of replacement Rule 12b-1 plans of distribution
          CLASS A.....................................................       334,676       12,616        38,442
          CLASS B.....................................................       623,974       10,099        52,209
(4)(a)    Modification of Fundamental Restriction on Portfolio
            Diversification...........................................       856,986       17,697       333,049*
(4)(b)    Modification of Fundamental Restriction on Concentration....       856,986       17,697       333,049*
(4)(c)    Modification of Fundamental Restriction on Issuing Senior
            Securities and Borrowing Money............................       856,986       17,697       333,049*
(4)(d)    Modification of Fundamental Restriction on Making Loans.....       856,986       17,697       333,049*
(4)(e)    Modification of Fundamental Restriction on Underwriting
            Securities................................................       856,986       17,697       333,049*
(4)(f)    Modification of Fundamental Restriction on Real Estate
            Investments...............................................       856,986       17,697       333,049*
(4)(g)    Modification of Fundamental Restriction on Investing in
            Commodities...............................................       855,321       19,362       333,049*
(4)(h)    Elimination of Fundamental Restriction on Margin
            Transactions..............................................       855,160       19,523       333,049*
(4)(i)    Elimination of Fundamental Restriction on Pledging Assets...       856,986       17,697       333,049*
(4)(j)    Elimination of Fundamental Restriction on Investments in
            Oil, Gas and Mineral Leases and Programs..................       856,986       17,697       333,049*
(4)(k)    Elimination of Fundamental Restriction on Investing for the
            Purpose of Control........................................       856,986       17,697       333,049*
(4)(l)    Elimination of Fundamental Restriction on Purchasing
            Securities of Issuers in Which Officers and Board Members
            of the Trust and Its Affiliates Own Securities............       855,160       19,523       333,049*
(4)(m)    Elimination of Fundamental Restriction on Joint
            Participation in a Securities Trading Account.............       856,986       17,697       333,049*
(4)(n)    Elimination of Fundamental Restriction on Selling Securities
            Short.....................................................       855,160       19,523       333,049*
(5)       Approval of an agreement and plan of conversion and
            termination with respect to the Trust.....................    54,496,135    2,507,411    20,112,425*
(6)       Approve of the conversion of the portfolios in which certain
            Funds invest..............................................       853,168       24,903       329,661*
(7)       Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
            Independent Public Accountants............................    71,858,619    1,177,277     4,080,070

------------------
* Includes Broker Non-Votes


BOARD OF TRUSTEES                                   OFFICERS                                  OFFICE OF THE FUND
C. Derek Anderson                                   Robert H. Graham                          11 Greenway Plaza
President, Plantagenet Capital                      Chairman and President                    Suite 100
Management, LLC (an investment                                                                Houston, TX 77046
partnership); Chief Executive Officer,              Dana R. Sutton
Plantagenet Holdings, Ltd.                          Vice President & Assistant Treasurer      INVESTMENT MANAGER
(an investment banking firm)
                                                    Samuel D. Sirko                           A I M Advisors, Inc.
Frank S. Bayley                                     Vice President & Secretary                11 Greenway Plaza
Partner, law firm of                                                                          Suite 100
Baker & McKenzie                                    Kenneth W. Chancey                        Houston, TX 77046
                                                    Vice President & Principal
Robert H. Graham                                    Accounting Officer                        TRANSFER AGENT
President and Chief Executive Officer,
A I M Management Group Inc.                         John J. Arthur                            A I M Fund Services, Inc.
                                                    Vice President                            P.O. Box 4739
Arthur C. Patterson                                                                           Houston, TX 77210-4739
Managing Partner, Accel Partners                    Melville B. Cox
(a venture capital firm)                            Vice President                            CUSTODIAN

Ruth H. Quigley                                     Gary T. Crum                              State Street Bank and Trust Company
Private Investor                                    Vice President                            225 Franklin Street
                                                                                              Boston, MA 02110
                                                    Carol F. Relihan
                                                    Vice President                            COUNSEL TO THE FUND

                                                    Nancy L. Martin                           Kirkpatrick & Lockhart LLP
                                                    Assistant Secretary                       1800 Massachusetts Avenue, N.W.
                                                                                              Washington, D.C. 20036-1800
                                                    Ofelia M. Mayo
                                                    Assistant Secretary                       COUNSEL TO THE TRUSTEES

                                                    Kathleen J. Pflueger                      Paul, Hastings, Janofsky & Walker LLP
                                                    Assistant Secretary                       Twenty Third Floor
                                                                                              555 South Flower Street
                                                    Pamela Ruddock                            Los Angeles, CA 90071
                                                    Assistant Treasurer
                                                                                              DISTRIBUTOR
                                                    Paul Wozniak
                                                    Assistant Treasurer                       A I M Distributors, Inc.
                                                                                              11 Greenway Plaza
                                                                                              Suite 100
                                                                                              Houston, TX 77046

                                                                                              AUDITORS

                                                                                              PricewaterhouseCoopers LLP
                                                                                              One Post Office Square
                                                                                              Boston, MA 02109


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Small Cap Growth Fund paid ordinary dividends in the amount of $0.475 per share to shareholders of Class A, Class B, and Advisor Class shares during its tax year ended December 31, 1998. Of this amount 3.06% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $63,212 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

HOW AIM MAKES INVESTING
EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.
o AUTOMATIC REINVESTMENT of Dividends and/or Capital Gains. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.
o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.
o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.
o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.
o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.
o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.
o Toll-Free Access. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.
o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                     -------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                     -------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                               AIM Asian Growth Fund               A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund(1)              AIM Developing Markets Fund(2)      in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                         AIM Europe Growth Fund(2)           approximately $109 billion in assets for more than
AIM Capital Development Fund               AIM European Development Fund       6.2 million shareholders, including individual
AIM Constellation Fund                     AIM International Equity Fund       investors, corporate clients, and financial
AIM Mid Cap Equity Fund(2), (A)            AIM Japan Growth Fund(2)            institutions, as of December 31, 1998.
AIM Select Growth Fund(3)                  AIM Latin American Growth Fund(2)       The AIM Family of Funds--Registered Trademark--
AIM Small Cap Growth Fund(2), (B)          AIM New Pacific Growth Fund(2)      is distributed nationwide, and AIM today is the
AIM Small Cap Opportunities Fund                                               10th-largest mutual fund complex in the U.S. in
AIM Value Fund                             GLOBAL GROWTH FUNDS                 assets under management, according to Strategic
AIM Weingarten Fund                        AIM Global Aggressive Growth Fund   Insight, an independent mutual fund monitor.
                                           AIM Global Growth Fund
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                      GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Large Cap Value Fund           AIM Global Growth & Income Fund(2)
AIM Advisor MultiFlex Fund                 AIM Global Utilities Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                          GLOBAL INCOME FUNDS
AIM Basic Value Fund(2), (C)               AIM Emerging Markets Debt Fund(2), (D)
AIM Charter Fund                           AIM Global Government Income Fund(2)
                                           AIM Global Income Fund
INCOME FUNDS                               AIM Strategic Income Fund(2)
AIM Floating Rate Fund(2)
AIM High Yield Fund                        THEME FUNDS
AIM High Yield Fund II                     AIM Global Consumer Products and Services Fund(2)
AIM Income Fund                            AIM Global Financial Services Fund(2)
AIM Intermediate Government Fund           AIM Global Health Care Fund(2)
AIM Limited Maturity Treasury Fund         AIM Global Infrastructure Fund(2)
                                           AIM Global Resources Fund(2)
TAX-FREE INCOME FUNDS                      AIM Global Telecommunications Fund(2)
AIM High Income Municipal Fund             AIM Global Trends Fund(2), (E)
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.